UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Report as of July 20, 2005
(Events as of July 19, 2005)

General Binding Corporation
_______________________________________________

(Exact name of registrant as specified in its charter)

Delaware	000-02604	36-0887470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One GBC Plaza, Northbrook, Illinois 60062
__________________________________________

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 272-3700

Not Applicable.

_____________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 19, 2005, General Binding Corporation ("GBC") and Fortune Brands, Inc. ("Fortune Brands") issued a joint press release announcing that GBC will hold a special meeting of its stockholders on August 15, 2005, at 10:30 a.m., local time, at GBC's headquarters in Northbrook, Illinois, to vote on its proposed merger with ACCO World Corporation.

For additional information concerning the foregoing, a copy of the joint press release dated July 19, 2005 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being filed herewith:

99.1 Joint Press Release dated July 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                           GENERAL BINDING CORPORATION

                                                                                                                           By: /s/ Steven Rubin
                                                                                                                                   Steven Rubin
                                                                                                                                   Vice President, Secretary &
                                                                                                                                   General Counsel
                                                                                                                                   July 20, 2005

EXHIBIT INDEX

Exhibit

Number                     Description

99.1                             Press Release dated July 19, 2005.